VARIABLE PRODUCTS SERIES FUND
 PROSPECTUS  |  MAY 3, 2010

 AllianceBernstein Variable Products Series Fund, Inc.
 Class A Prospectus

AllianceBernstein VPS
   [graphic] Intermediate Bond Portfolio

 This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                                    Page
SUMMARY INFORMATION................................................   4
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S RISKS AND INVESTMENTS.   8

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND PORTFOLIO
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INVESTMENT OBJECTIVE
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------
Management Fees                     .45%
Other Expenses                      .24%
                                    ----
Total Portfolio Operating Expenses  .69%
                                    ====
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EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------
After 1 Year    $ 70
After 3 Years   $221
After 5 Years   $384
After 10 Years  $859
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as "junk bonds"). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in
non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities'
impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

..  BELOW INVESTMENT GRADE SECURITY RISK: Investments in fixed-income securities with lower ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

..  FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

..  PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected. The same would be true of asset-backed securities, such as securities backed by car loans.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price.
   Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

                                                                             5

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at
www.AllianceBernstein.com (click on "Pricing & Performance").

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                     [CHART]

                             Calendar Year End (%)

  00      01      02      03      04       05      06      07      08      09
------  ------  ------  ------  ------   ------  ------  ------  ------  ------
11.08    7.88    7.79    3.89    3.77     1.98    3.93    4.85   -6.38    18.51

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-4.23%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                                 1 YEAR 5 YEARS 10 YEARS
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Portfolio                                                                                        18.51%  4.28%   5.55%
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Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)   5.93%  4.97%   6.33%
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INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE            LENGTH OF SERVICE    TITLE
---------------------------------------------------------------------------------
Paul J. DeNoon      Since March 2009     Senior Vice President of the Adviser

Shawn E. Keegan     Since April 2007     Vice President of the Adviser

Alison M. Martier   Since April 2007     Senior Vice President of the Adviser

Douglas J. Peebles  Since November 2007  Executive Vice President of the Adviser

Greg J. Wilensky    Since April 2007     Senior Vice President of the Adviser

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the
Portfolio's shares.

     .   TAX INFORMATION

The Portfolio may make income dividends or capital gains distribution. The income and capital gains distribution will be made in shares of the Portfolio.
See the prospectus of the separate account of the participating insurance company for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             7

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S RISKS AND INVESTMENTS
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This section of the Prospectus provides additional information about the
Portfolio's investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Portfolio's investment practices and additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Fund's Statement of Additional
Information ("SAI").

DERIVATIVES
The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolio is required, under current interpretations of the Commission, to establish and maintain segregated assets, which must consist of liquid securities and be marked to market daily, to "cover" its obligations under derivatives transactions. If the segregation of assets reaches certain levels, the Portfolio may impair its ability to meet current obligations, to honor requests for redemption and to manage its investment portfolio consistent with its investment objectives.

The Portfolio's investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The
   Portfolio's investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency
   Transaction". The Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a
   non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Currency Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its

   premium would represent a loss to the Portfolio. The Portfolio's investments in options include the following:

 - Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value of foreign currency denominated securities held by the
   Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency
   Transactions".

..  SWAP TRANSACTIONS. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount).
   Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the
   Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The Portfolio's investments in swap transactions include the following:

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.
   If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES.

 - Currency Transactions. The Portfolio may invest in non-U.S. Dollar-
   denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The
   Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The
   Portfolio may also conduct currency exchange contracts on a spot basis
   (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in structured instruments.
   Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying
   Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

                                                                             9

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument.
   Also, the prices of the structured instrument and the Benchmark or
   Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk.
   The Portfolio will invest no more than 20% of its total assets in these investments.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

The Portfolio may invest in TBA--mortgage-backed securities. A TBA or "To Be
Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date;
however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA,
the Federal National Mortgage Association, or FNMA, or the Federal Home Loan
Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Commission guidelines, the Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities"
for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. The Portfolio invests in illiquid securities and it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities
(such as securities issued pursuant to Rule 144A under the Securities Act of
1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Portfolio may invest in other investment companies as permitted by the
Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. If the Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

LOAN PARTICIPATIONS
The Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between the
Portfolio and a borrower

may affect the ability of the Portfolio to receive principal and interest payments.

The success of the Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers.
Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities.
As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and the Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMIC pass-through certificates, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, or
SMBS, and other types of mortgage-backed securities that may be available in the future.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations.
Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal
Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts.

OTHER ASSET-BACKED SECURITIES
The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

PREFERRED STOCK
The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTION
The Portfolio may enter into repurchase agreements in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

                                                                             11

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for the Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

SHORT SALES
The Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STRUCTURED SECURITIES
The Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this
Prospectus, such as mortgage- related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations.
This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a
"floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolio may also invest in inverse floating rate debt instruments
("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio invests in foreign fixed-income securities and may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of
U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the
Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S.
securities. Substantially less information is publicly available about certain
non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as
Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the
Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

         Algeria              Czech Republic       Jamaica
         Argentina            Dominican Republic   Jordan
         Belize               Ecuador              Kazakhstan
         Brazil               Egypt                Lebanon
         Bulgaria             El Salvador          Malaysia
         Chile                Guatemala            Mexico
         China                Hong Kong            Morocco
         Colombia             Hungary              Nigeria
         Costa Rica           India                Pakistan
         Cote D'Ivoire        Indonesia            Panama
         Croatia              Israel               Peru
         Philippines          Slovakia             Trinidad & Tobago
         Poland               Slovenia             Tunisia
         Qatar                South Africa         Turkey
         Romania              South Korea          Ukraine
         Russia               Taiwan               Uruguay
         Singapore            Thailand             Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of the
Portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
The Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may

                                                                             13

also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio's NAV to fluctuate.

BORROWINGS AND LEVERAGE
The Portfolio may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of the Portfolio's assets.
Borrowings by the Portfolio result in leveraging of the Portfolio's shares. The
Portfolio may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing its NAV. The Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade, commonly referred to as
"junk bonds," may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

U.S. CORPORATE FIXED INCOME SECURITIES
The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FUTURE DEVELOPMENTS
The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio.
Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The ALLIANCEBERNSTEIN(R) VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund")
Board of Directors (the "Board") may change the Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of the
Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment grade or high quality debt securities.
While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the
Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the
Portfolio's shares through the Insurer's separate accounts.

The purchase or sale of the Portfolio's shares is priced at the next determined
NAV after the order is received in proper form.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading
Practices".

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the
Portfolio and typically receive compensation for selling shares of the
Portfolio. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from the
  Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the
Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio.
These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2010, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $400,000. In 2009, ABI paid additional payments of approximately
$400,000 for the Portfolios.

  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN
  INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE
  INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF
  ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER
  MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY
  AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AXA Advisors
  AIG SunAmerica
  Genworth Financial
  Lincoln Financial Distributors
  Merrill Lynch
  Pacific Life Insurance Co.
  Prudential
  RiverSource Distributors
  SunLife Financial
  Transamerica Capital

Although the Portfolio may use brokers and dealers who sell shares of the
Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term
Contractholders. These policies are described below. There is no

                                                                             15

guarantee that the Portfolio will be able to detect excessive or short-term trading and to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any
Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund
will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the
Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the
Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage").

Contractholders engaging in a short-term trading strategy may also target a
Portfolio that does not invest primarily in foreign securities. If the
Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The
Portfolio may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the
Portfolio. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders'
transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular
Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares.
   This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the
   Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any

   Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the
   Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the
   Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in
   Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolio applies its surveillance procedures to Insurers. As required by Securities and Exchange Commission ("Commission") rules, the
   Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the
   Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to account to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV is calculated at the close of regular trading on the
Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its
NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a
Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the
Portfolio.

                                                                             17

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas,
New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2009, totaling more than $496 billion (of which over $76 billion represented assets of investment companies). As of December 31, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans
(including 42 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 35 registered investment companies managed by the Adviser, comprising 110 separate investment portfolios, with approximately 4.0 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2009, the Portfolio paid the Adviser as a percentage of average daily net assets .45%.

A discussion regarding the basis for the Board's approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The
Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core
Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the persons within the U.S. Core Fixed Income
Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                                THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Paul J. DeNoon; since March 2009; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2005.

Shawn E. Keegan, since April 2007; Vice      Vice President of the Adviser, with
President of the Adviser                     which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2005.

Alison M. Martier; since April 2007; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser and Director   with which she has been associated in
of Fixed-Income Senior Portfolio             a substantially similar capacity to her
Management Team                              current position as a portfolio manager
                                             since prior to 2005, and Director of
                                             Fixed-Income Senior Portfolio
                                             Management Team.

Douglas J. Peebles; since November 2007;     Executive Vice President of the Adviser,
Executive Vice President of the Adviser,     with which he has been associated in a
Chief Investment Officer and Head of         substantially similar capacity to his
Fixed-Income                                 current position as a portfolio manager
                                             since prior to 2005, Chief Investment
                                             Officer and Head of Fixed-Income.

Greg J. Wilensky; since April 2007; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2005.

Additional information about the portfolio managers may be found in the Fund's
SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v.
AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding");
AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein
Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants");
and certain other unaffiliated defendants, as well as unnamed Doe defendants.
The Hindo Complaint was filed in the United States District Court for the
Southern District of New York by alleged shareholders of two of the
AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the
Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and
"market timing" of AllianceBernstein Mutual Fund securities, violating Sections
11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the
Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment
Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the
Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York Attorney General Assurance of Discontinuance dated September 1,
2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of
Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolio.

                                                                             19

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

GLOSSARY
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

MORTGAGE-BACKED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of
Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

                                                                             21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the
Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                          2009       2008       2007      2006       2005
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  10.50   $  11.78    $ 11.78  $ 11.82     $ 12.28
                                                                       --------   --------    -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                    .52        .51        .54      .50         .41
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     1.37      (1.22)       .01     (.06)       (.17)
Contributions from Adviser                                                  -0-        .00(b)     -0-      -0-         -0-
                                                                       --------   --------    -------  -------     -------
Net increase (decrease) in net asset value from operations                 1.89       (.71)       .55      .44         .24
                                                                       --------   --------    -------  -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                       (.41)      (.57)      (.55)    (.48)       (.36)
Distributions from net realized gain on investment transactions             -0-        -0-        -0-      -0-        (.34)
                                                                       --------   --------    -------  -------     -------
Total dividends and distributions                                          (.41)      (.57)      (.55)    (.48)       (.70)
                                                                       --------   --------    -------  -------     -------
Net asset value, end of period                                         $  11.98   $  10.50    $ 11.78  $ 11.78     $ 11.82
                                                                       ========   ========    =======  =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)                       18.51%*    (6.38)*%    4.85%    3.93%       1.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $129,647   $129,111    $66,305  $71,655     $83,329
Ratio to average net assets of:
 Expenses                                                                   .69%       .64%       .78%     .77%(d)     .71%
 Net investment income                                                     4.69%      4.72%      4.58%    4.25%(d)    3.37%
Portfolio turnover rate                                                     102%       106%        90%     327%        529%
---------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Amount is less than $0.005.

(c)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of
   Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance for the years ended December 31, 2009 and December 31, 2008 by 0.01% and 0.09%,
  respectively.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in
   Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
However, it faces major ongoing

                                                                            A-1

uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued
timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the
"middle" of the category. The AAA and D categories do not utilize "high",
"middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also

A-2

considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the
BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B.
Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by
Dominion.

                                                                            A-3

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the
Portfolio" in this Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the
Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in
Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under "Fees and Expenses of the
Portfolio." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 72.45     $10,427.55
   2             10,427.55      521.38    10,948.93     75.55      10,873.38
   3             10,873.38      543.67    11,417.05     78.78      11,338.27
   4             11,338.27      566.91    11,905.18     82.15      11,823.04
   5             11,823.04      591.15    12,414.19     85.66      12,328.53
   6             12,328.53      616.43    12,944.96     89.32      12,855.64
   7             12,855.64      642.78    13,498.42     93.14      13,405.28
   8             13,405.28      670.26    14,075.55     97.12      13,978.43
   9             13,978.43      698.92    14,677.35    101.27      14,576.07
   10            14,576.07      728.80    15,304.88    105.60      15,199.27
   --------------------------------------------------------------------------
   Cumulative                $6,080.30                $881.04

B-1

For more information about the Portfolio, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolio's annual and semi-annual reports to Contractholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the
Portfolio, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission ("Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolio on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

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